UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 24, 2009

CAMBREX CORPORATION
(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY		07073
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (201) 804-3000

Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAMBREX CORPORATION
Form 8-K
Current Report
August 24, 2009

Item 8.01 Other Events

On August 24, 2009, Cambrex Corporation issued a press release in which it announced that it had received a warning letter from the U.S. Food and Drug Administration (“FDA”) in connection with the FDA’s March 2009 inspection of Cambrex’s manufacturing facility in Milan, Italy.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01 - Financial Statements and Exhibits

(c)	Exhibits

(99.1)	Press Release of Cambrex Corporation dated August 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION

Date:	August 24, 2009	By:	/s/ Gregory P. Sargen
		Name:	Gregory P. Sargen
		Title:	Vice President

Exhibit 99.1 –Cambrex Corporation Press Release dated August 24, 2009